UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 13, 2006
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South
Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Mariner Energy, Inc. (“Mariner”) has entered into Amendment No. 2, dated as of October 13, 2006, among Mariner and Mariner Energy Resources, Inc., as borrowers, the Lenders (as defined in the Credit Agreement described below), and Union Bank of California, N.A., as administrative agent and as issuing lender for such Lenders (the “Amendment”), which amends the Amended and Restated Credit Agreement, dated as of March 2, 2006, among the same parties, as previously amended (the “Credit Agreement”).
The Amendment increases the borrowing base under the Credit Agreement from $362.5 million to $450 million, subject to redetermination or adjustment under the Credit Agreement. The Amendment is attached as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Credit Agreement, as amended by the Amendment, is a summary and is qualified in its entirety by the complete text of the Amendment and the Credit Agreement which previously has been filed.

Item 1.01	Entry into a Material Definitive Agreement, and

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective October 16, 2006, the Board of Directors of Mariner Energy, Inc. (“Mariner”) appointed John H. Karnes, age 45, as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Karnes replaced Rick G. Lester who had continued in that role on a consulting basis until his October 16, 2006 resignation as an officer. Mariner announced on June 29, 2006 Mr. Lester’s intention to resign to pursue personal interests and on August 16, 2006 announced his consulting arrangements. Mr. Lester has agreed to assist in his successor’s transition until Mr. Lester’s Consulting Agreement with Mariner terminates, which is expected in November 2006.
Mr. Karnes served as Senior Vice President and Chief Financial Officer of The Houston Exploration Company from November 2002 through December 2005. He then served as Executive Vice President and Chief Financial Officer of Maxxam Inc. from April 2006 to July 2006, and Senior Vice President and Chief Financial Officer of CDX Gas, LLC from July 2006 to August 2006. Prior to joining Houston Exploration, Mr. Karnes was Vice President and General Counsel of Encore Acquisition Company, a NYSE-listed oil and gas producer, from January 2002 to November 2002, and Executive Vice President and Chief Financial Officer of CyberCash, Inc., a NASDAQ-listed internet payment software and services provider, during 2000 and 2001. He also served as Chief Operating Officer of CyberCash during the disposition of its operating divisions through a pre-packaged Chapter 11 bankruptcy proceeding in 2001. Earlier in his career, he served in senior management roles at several publicly-traded companies, including Snyder Oil Corporation and Apache Corporation, practiced law with the national law firm of Kirkland & Ellis, and was employed in various roles in the securities industry. Mr. Karnes has a J.D. from Southern Methodist University School of Law and a B.B.A. in Accounting from The University of Texas at Austin.
Mariner and Mr. Karnes have entered into an Employment Agreement, dated as of October 16, 2006 (the “Employment Agreement”). The Employment Agreement has an initial term ending October 15, 2007 and automatically renews each October 15 thereafter for an additional 12 months unless prior notice is given. It provides for a base salary that may be adjusted annually in the sole discretion of Mariner’s Board of Directors, a discretionary bonus, and participation in Mariner’s benefit plans and programs. The initial base salary on an annualized basis is $235,000. If Mr. Karnes remains employed by Mariner until such time in 2007 as bonuses in respect of performance in 2006 are paid to other officers of Mariner, then for his services during 2006, Mariner will pay him a guaranteed bonus of not less than $125,000 and grant him no fewer than 20,000 shares of restricted common stock of Mariner, which is expected to have a four-year vesting schedule. In connection with Mariner’s employment of Mr. Karnes, it plans to grant to him 15,000 shares of restricted common stock under Mariner’s Amended and Restated Stock Incentive Plan, as amended, that would be subject to four-year vesting, with an anticipated grant date no later than October 26, 2006.
Under the Employment Agreement, if Mr. Karnes terminates his employment for good reason or Mariner terminates his employment without cause, he is entitled to a severance payment of (i) $375,000 if the termination occurs before the earlier of April 16, 2007 or the occurrence of a change of control, or (ii) a lump sum payment equal to 2.99 times the sum of his base salary and three-year average annual bonus if the termination occurs on or after April 16, 2007 or the occurrence of a change of control. If Mariner terminates his employment due to disability, he is entitled to a lump sum payment equal to 2.99 times the sum of his base salary and three-year average annual bonus. Mr. Karnes also is entitled to the following severance benefits if he resigns for good reason or Mariner terminates his employment without cause or due to disability: (i) health care coverage for a period of 18 months, and (ii) 50% vesting of all unvested rights under any equity plans of Mariner. Subsequent awards under equity plans vest in accordance with their terms. In addition, upon the occurrence of a change of control that occurs during the period Mr. Karnes is employed or within nine months after he resigns for good reason or Mariner terminates his employment without cause, he will become 100% vested in all unvested rights under any of Mariner’s stock and other equity plans.
The Employment Agreement provides that Mr. Karnes is entitled to a full tax gross-up payment if the aggregate payments and benefits to be provided constitute a “parachute payment” subject to a Federal excise tax. It also includes confidentiality and non-solicitation provisions.
The foregoing description of the Employment Agreement is a summary and is qualified in its entirety by the complete text of the Employment Agreement which is attached as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

No.	Description

4.1	Amendment No. 2, dated as of October 13, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders.

4.2*	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (incorporated by reference to Exhibit 4.3 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

4.3*	Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.4 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.1†	Employment Agreement, by and between Mariner Energy, Inc. and John H. Karnes, dated as of October 16, 2006.

*	Incorporated by reference as indicated.

†	Management contract.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: October 17, 2006	By:	/s/ Teresa G. Bushman
Teresa G. Bushman,
Senior Vice President and General Counsel

Index to Exhibits

No.	Description

4.1	Amendment No. 2, dated as of October 13, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders.

4.2*	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto from time to time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (incorporated by reference to Exhibit 4.3 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

4.3*	Amendment No. 1 and Consent, dated as of April 7, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders party thereto, and Union Bank of California, N.A., as Administrative Agent for such Lenders and as Issuing Lender for such Lenders (incorporated by reference to Exhibit 4.4 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.1†	Employment Agreement, by and between Mariner Energy, Inc. and John H. Karnes, dated as of October 16, 2006.

*	Incorporated by reference as indicated.

†	Management contract.